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                                                                   EXHIBIT 10.25

[Logo] Bank of America
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
                                                [X] Business Line     [_] Business Loan
TO: Bank of America, National Association                             Secured Agreement
    Business Lending Services #173B
    101 S. Marengo Avenue, 5th Floor
    Pasadena, CA 91122
                                                                   501-002-0774117-7001
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CUSTOMER NAME
             Top Tier Software Inc

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ONE OF CREDIT/LOAN NO.   CREDIT LIMIT/LOAN   BRANCH NO.  DEPOSIT ACCOUNT NO.
                              AMOUNT                         ("ACCOUNT")
     0774117-7001           $750000.00          B481         11426-02119
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     INTRODUCTION. This Agreement dated as of November 01, 1999 is entered into between Top Tier Software, Inc. (the "Borrower ") and Bank of America, National Association (the "Bank") concerning the Borrower's Business Line credit facility with the Bank. In consideration of, and to induce the Bank to make available to the Borrower the credit facility described herein, the Borrower agrees and warrants as follows:

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[X] I.   THE LINE OF CREDIT
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A.   Nature of the Line. If the box above is checked, the Bank has made available to the Borrower a revolving line of credit ("Line") in the principal amount shown above as "Credit Limit" subject to the terms and condition of this Agreement. This means that the Borrower, or any person provided for in Section I.C. below, may request an advance of all or a part of the Line at any time while the Line is available. Any amount repaid by the Borrower becomes available for the Borrower to reborrow after the expiration of a hold period for payments by personal checks of up to eleven business days. If the Bank delays the availability of funds, it will mail to the Borrower a notice within one business day.

B. Advances. Advances under the Line may be in any amount not to exceed the Credit Limit remaining available. Advances may be made by writing a credit line check or by telephone authorization, deposited into the Borrower's account listed above, if any, or such other of the Borrower's eligible account with the Bank as designated by the Borrower in writing (the "Account").

C. Telephone Authorization. The bank may honor telephone instructions for advances or repayments given by any one of the individuals who signed the applications for this Line on the Borrower's behalf, or any other individual designated by any one of such authorized individuals. Repayments authorized by telephone by telephone shall be withdrawn from the Borrower's Account. The Borrower indemnifies and excuses the Bank (including its officers, employees, and agents) from all liability, loss, and costs in connection with any act resulting from telephone instructions it reasonably believes are made by any individual authorized by the Borrower to give such instructions. This indemnity and excuse will survive this Agreement's termination.

D.   Credit Line Checks.

     1. Writing Checks. The Bank will issue checks to the Borrower at no cost. The Borrower may borrow money under the Line (up to the Credit Limit remaining available) by writing checks. The Borrower agrees not to write checks in an amount of less than $300, and not to write more than five checks in any one billing cycle. The Bank may charge a fee for any checks written for a lesser amount, or if more than the permitted number of checks are written. Each paid check will be charged to the Line. Checks may be signed by any one individual who signed the application for credit. Only one signature shall be requited on any check.

     2. Stop Payments. The Borrower may stop payment on a check as long as the request is received by the Bank prior to the time the check is posted to the Line. The request must include the information which the Bank requires. The Borrower may be charged a fee to place or renew a stop payment order. A stop payment shall be effective for 180 days. The Borrower must renew the stop payment if it wished the stop payment to be effective for a longer period. In some cases, the Bank may pay a check even if a stop payment is in effect. For example, if a branch of the Bank or another person or entity becomes a "holder in due course" of a check, the Bank may still pay the check and post the amount to the Line.

     3.  Check Certification. The Bank will not certify checks.

     4. Lost or Stolen Checks. The Borrower must notify the Bank immediately at he Bank of America Address shown at the top of this Agreement if any checks are lost or stolen.

     5. Cancelled Checks. The Bank will not return the cancelled or stolen checks to the Borrower, but will retain photocopies for eight (8) years. The Borrower, agrees to examine the monthly billing statement on the Account promptly in order to identify improper or unauthorized transactions. If the Borrower requests a copy of a check, the Borrower must write a letter to the Bank, including the Account Number, the check number and amount, and the date that the check posted to the billing statements. The Bank may charge a fee for providing a copy of checks.

     6. Authorized Use. The checks issued to the Borrower must be used only by the Borrower. If the Borrower permits anyone else to use its checks without the Bank's consent, the Borrower will be obligated to pay for any advances obtained by that person plus any interest and other charges attributable to such advances.

     7. Return of Checks. At the Bank's request, the Borrower will return to the Bank any unused checks if the Account is terminated. If any such event occurs, the Bank may return unpaid any checks presented against the Account.

E.   Overdraft Protection.

     [X] If the box to the left is checked, the following paragraph applies: The Line has been linked for overdraft protection to the following business checking account with the Bank: 11426-02119. If the business checking account is overdrawn, the Bank will transfer funds from the Line to cover the overdraft in multiples of $100 as long as there is sufficient available credit on the Line. Overdraft protection is not accessible by in-branch transaction. ATM withdrawal or transfer through your home or office computer.

F. Default. The Bank may, in its sole discretion, refuse to make advances hereunder if an Event of Default has occurred (as defined in Section IX, below).

G. Availability of the Line. Advances under the Line will be available until the earlier of the following (the "Termination Date"): (1) November 01, 2000: or (2) the date the Bank terminates the Line because of an Event of Default pursuant to Section IX; or (3) the date the Line is cancelled by the Borrower pursuant to Section X.N. On the Termination Date, no further advances will be available to the Borrower. The entire outstanding principal balance of the Line, together with all accrued and unpaid interest thereon, and fees and charges owing in connection therewith, shall be due and payable in full on the Termination Date.

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H.   Credit Limit. a credit limit has been set on [illegible] and is shown above as "Credit Limit". The Borrower agrees not to allow the principal amount which the Borrower owes at any one time under this Agreement to exceed the Credit Limit. The Bank does not have to honor any request for an advance which, when added to the unpaid balance, would exceed the Credit Limit.

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[_]    II. THE LOAN
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A.   Amount. If the box above is checked, the Bank has made available to the
     Borrower a term loan ("Loan") in the principal amount shown above as "Loan Amount" subject to the terms and conditions of this Agreement.

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III. PAYMENTS AND INTEREST RATE
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A. Payments.

   1. Amount. The Borrower promises to pay the Bank principal and/or interest payment as indicated by the box checked below:
   [X] a. Interest Only. The minimum payment due each month shall be the amount of accrued interest.
   [_] b. Principal And Interest. Principal and interest in ___________________ monthly installments of _________________________ Dollars ($__________).
   [_] c. Principal Plus Interest. Principal in ___________ monthly installments of ____________________________________________________
        Dollars ($ __________________) plus interest.

   In addition, the Borrower must pay any amounts past due, any amount that exceeds the Credit Limit, if applicable, and any other charges assessed as described in this Agreement.

   2. Payment Date. The payments shall be due and payable in dull on the 10th day of each month, beginning December 10, 1999 and continuing until November 01, 2000, on which date all unpaid principal and interest shall be paid in full, If the payment date falls on a Saturday or Sunday, or on a holiday on which the Bank is closed, the payment shall be due on the next business day. If this is a Loan, the principal and interest may also at the Bank's option be due and payable in full upon an Event of Default in accordance with
   Section IX herein.

   3. Payment Allocation. All sums received from the Borrower for application to the Line or Loan shall be applied to the Borrower's obligation under the Line or Loan in such order as determined by the bank.

   4. Prepayment. The Borrower can pay the balance of the credit outstanding under this Agreement in full or part at any time without premium or penalty. The Bank may accept partial payments, whether or not marker "paid in full" without losing the Bank's rights under this Agreement.

   5. Payments Address. Payments should be made to:

   Bank of America, National Association
   Business Lending Services #173B
   P.O. Box 6012
   Pasadena, CA 91102-6012

   6. Crediting the Payment. If the Bank receives the payment at the above address by 9:00 a.m. on any business, except Saturday or Sunday, the Bank will credit the payment to the amount outstanding under this Agreement as of that day. Payments may also be made at any of the Bank's California branches. Payments received at a branch after 4 p.m. (7 p.m. on Fridays) or on a Saturday, Sunday or holiday will be posted the following business day.

   7. Automatic Repayment.

   [X] If the box to the left is checked, the following paragraphs apply:

   a. Automatic Payment Service. The Borrower hereby chooses to have its principal and interest payments made pursuant to the Bank's Automatic Payment Service, and authorizes the Bank to collect all sums due hereunder by charging the full amount thereof to the Borrower's Account. Should there be insufficient funds in the Account to pay when due all or any portion of the amount due, the full amount of such deficiency shall be immediately due and payable by the Borrower.

   b. Termination. If for any reason during the term of this Agreement this Automatic Payment Service is terminated by the Borrower or the Bank, the interest rate under this Agreement will increase by (one) 1 percentage point and the amount of each payment will be increased accordingly.

B. Interest Rate

   1. Interest Rate Options. The principal balance outstanding under this Agreement shall bear interest per annum equal to:

   [X] a. Variable Rate. The Bank's Reference Rate plus 1,000 percentage points, as said Reference Rate may change from time to time. The Reference Rate is the rate of interest publicly announced from time to time by the Bank in San Francisco, California as its Reference Rate. The Reference Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Reference Rate.

   [_] b. Fixed Rate. A fixed rate of _____________ percentage points.

   2. Computation of Interest and Fees. All computations of interest and fees made or called for hereunder shall be calculated on the basis of:

   [X] a. 360 day year. A 360 day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365 day year is used.

   [_] b. 365 day year. An actual 365/366 day year and the actual number of days elapsed.

   3. Default Rate. Upon the occurrence and during the continuation of any default under this Agreement, amounts outstanding under this Agreement will at the option of the Bank bear interest at a rate per annum which is N/A (__) percentage points higher than the rate of interest otherwise provided under this Agreement. THis will not constitute a waiver of any default.

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IV. FEES
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A. Promise to Pay Fees and Costs. The Borrower promises to pay according to the terms of this Agreement, all amounts outstanding and fees and costs which may be assessed under this Agreement including reasonable attorney's fees (which may include the allocated costs of in-house counsel), court costs, and collection costs.

B. Loan Fee. Upon the date of this Agreement, the Borrower will pay a nonrefundable loan fee of $0.00. If this is a Line, this fee may be paid by check, charged to the Account, or treated as an advance. The advance will be subject to all the terms of this Agreement.

C. Overdraft Transfer Fee. Each overdraft advance shall be subject to an overdraft transfer fee equal to 2 percent (2%) of the amount of the advance, subject to a minimum of $3 and a maximum of $15.

D. Late Fees. A late charge of 6% of the unpaid portion of the payment amount with a minimum fee of $5.00 and a maximum of $15.00, may be assessed if payment is not received within fifteen days after the date the payment is due. This fee may be changed by the Bank at its option.

E. Overlimit Fees. An overlimit fee of $15 may be assessed each time the Borrower exceeds the Credit Limit, regardless of whether the Bank permit the Borrower to exceed the Credit Limit

F. Returned Item Fee. The Borrower may be charged a returned item fee of $10 each time a payment is returned or if there are insufficient funds in the Account when a payment is attempted through Automatic Payment Service.

G. Statement Copy Fee. A fee may be charged for each statement copy request, plus an hourly charge for any necessary research time.

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V. SECURITY
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A. Security. As security for payment of this Line or Loan and all obligations provided herein, the Borrower grants to the Bank a security interest in the property described below. The Borrower also grants the Bank a security interest in all renewals of this property, other property substituted for it, and proceeds.

   CD # 11421-00993 and CD # 11428-00976 Toptier Software Inc

B. Stocks/Bonds.

   1. Margin Call. If at any time the Credit Limit, if a Line, or the outstanding balance, if a Loan, to collateral value ration exceeds 60% for a Line or Loan secured partially or completely by stock, or 65% for a Line or Loan secured only by bonds, the Bank may send the Borrower notice requesting additional collateral. The Bank may determine collateral value using any reasonable method. If the additional collateral is not received within the time given in the notice, the Borrower will be in default and the Bank may terminate the Line or Loan as provided in Section IX.

   2. Restriction on Use of Funds. The Borrower agrees not to use the Line or Loan to finance the purchase of the margin stock (as defined by regulation U) or to pay obligations incurred in the purchase of such securities.

C. Insurance. The Borrower agrees to maintain all risk property damage insurance policies covering the tangible property comprising the security. Each insurance policy must be in an amount acceptable to the Bank. The insurance must be issued by an insurance company acceptable to the Bank and must include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank. If the Borrower fails to maintain insurance on the security described in Paragraph A, above, the Bank may, in its sole discretion, obtain such insurance and the cost of the premiums shall be payable on demand with interest at the interest rate herein.

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VI. CONDITIONS
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   The Bank must receive the following items in form and content acceptable to the Bank before it is required to extend any credit to the Borrower under this Agreement.

A. Authorization. Evidence that the execution, delivery and performance by the Borrower of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

B. Guaranties. Guaranties signed by those persons and in the amounts as required.

C. Security Agreement. Signed original security agreement, financing statements and fixture filings (together with collateral in which the Bank requires a possessory security interest), which the Bank requires.

D. Evidence of Priority. Evidence that security interest and liens in favor of the Bank are valid, enforceable, and prior to all other's rights and interest, except those the Bank consents to in writing.

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VII. FINANCIAL STATEMENTS
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   The Borrower represents and warrants that:

A. Statements and data submitted in writing by the Borrower to the Bank in connection with this request for credit are true and correct and said statements truly present the financial condition of the Borrower as of the date thereof and the results of the operations of the Borrower as of the date thereof and the results of the operations of the Borrower for the period covered thereby, and have been prepared on a consistently maintained basis in accordance with generally accepted accounting principles or another basis acceptable to the Bank. Since such date there have been no material adverse changes in the ordinary course of business. The Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said statements, a [illegible] Borrower has not entered into any special commitments or substantial contracts which are not reflected in said statements, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

B. The representation and warranty contained in Section VII.A. above shall apply to each financial statement submitted pursuant to Section VIII.B. herein and shall be continuous and shall be automatically restated for each such financial statement as of the date of such statement.

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VIII. COVENANTS
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   The Borrower agrees that so long as credit is available under this Agreement and until the Bank is repaid in full, it will, unless the Bank shall otherwise consent in writing:

A. Insurance. Maintain public liability, property damage and worker's compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to extent usually maintained by similar businesses.

B. Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles or another basis acceptable to the to the Bank on a basis consistently maintained; permit Bank's representative to have access to and to examine its properties, books, and records at all reasonable times; and furnish the Bank: (1) Promptly, a notice in writing of the occurrence of any event of default hereunder or of any event which would become an event of default hereunder upon giving notice, lapse of time, or both; and (2) The following financial information and statements by one year from the date of this Agreement and annually thereafter, and such other information relating to the affairs of the Borrower as the Bank may request from time to time:
   a. Borrower's Financial Statement. The Borrower's annual financial statements compiled by a Certified Public Accountant ("CPA") acceptable to the Bank;
   b. Borrower's Tax Return. The Borrower's federal income tax return (with all K-1 forms attached),together with a statement of any contributions made by the Borrower to any subchapter S corporation or trust, and copies of any extensions of the filing date;
   c. Guarantor's Financial Statement. Each guarantor's annual financial statement in form satisfactory to the Bank; and
   d. Guarantor's Tax Return. Copies of each guarantor's federal income tax return (with all K-1 forms attached), together with a statement of any contributions made by the guarantor to any subchapter S corporation or trust, and copies of any extensions the filing date.

C. Type of Business. Not make any substantial change in the character of its business.

D. Purpose. Use the proceeds of this loan solely for business purposes.

E. Outside Indebtedness. Not create, incur, assume or permit to exist any indebtedness for borrowed money other than loans from the Bank except obligations now existing as shown on the credit application or the personal financial statement or data submitted with such application pursuant to
   Section VII.A. herein; or sell or transfer, either with or without recourse, any accounts or notes receivable or any money due or to become due.

F. Liens and Encumbrances. Not create, incur, assume or permit to exist any mortgage, deed of trust, security interest (whether possessory or nonpossessory) or other encumbrance of any kind (including without limitation, the charge upon property purchased under conditional sale or other title retention agreement) upon or on any of its property or assets, or sell, assign, pledge or otherwise transfer for security any of its accounts, contact rights, general intangibles, or chattel paper with or without recourse, whether now owned or hereafter acquired (hereinafter collectively called "Liens" other than (1) Liens for taxes not delinquent or being contested in good faith in appropriate proceedings; (2) Liens in connection with worker's compensation, unemployment insurance or social security obligations; (3) Mechanics', workmens' materialmens', landlords', carriers', or other like liens arising in the ordinary and normal course of business with respect to obligations which are not due or which are being contested in good faith; (4) Liens on margin stock as defined within Regulation U of the Board of Governors of the Federal Reserve Systems as amended from time to time, and (5) Liens in favor of the Bank.

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G. Loans, Secondary Liabilities. Not make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

H. Acquisition or Sale of Business; Merger or Consolidation. Not purchase or otherwise acquire the assets or business of any person or other entity, or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other asset accompanied by the leasing back of the same.

I. Compliance with Laws. Comply with the laws, regulations and orders of any government body with authority over the Borrower's business.

J. Trusts. Not transfer any of the Borrower's assets to a trust.

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IX. EVENTS OF DEFAULT
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   The occurrence of any of the following events of default shall, at the Bank's option terminate the Bank's obligation to extend credit under this Agreement, and make all sums of principal and interest immediately due and payable, all without demand, presentment of notice, all of which are hereby expressly waived and the Bank may exercise all its rights against the Borrower, any guarantor and any collateral as provided by law.

A. Failure to Pay Indebtedness. Failure to pay when due any obligation of the Borrower to the Bank.

B. Other Defaults. The occurrence of any event of default whether or not waived by the obligee under any other indebtedness extended by any institution or individual to the Borrower.

C. Breach of Covenant. Failure of the Borrower to perform any other term or condition of the Agreement binding upon the Borrower.

D. Breach of Warranty. Any of the Borrower's representations or warranties made herein or any statement or certificate at any time given pursuant hereto or in connection herewith shall be false or misleading in any material respect.

E. Insolvency; Receiver or Trustee. The Borrower, any guarantor of the indebtedness of the Borrower or any shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

F. Judgements, Attachments. Any money judgment, writ, or warrant of attachment, or similar process shall be entered or filed against the Borrower or any guarantor of any of the Borrower's obligations to the bank or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later than 5 days prior to the date of any proposed sale thereunder.

G. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceeding or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower, any guarantor of the indebtedness of the Borrower to the Bank or general partner of the Borrower.

H. Material Adverse Change. A material adverse change occurs in the Borrower's financial condition or the financial condition of any guarantor of the Borrower's obligations to the Bank, which, in the opinion of the Bank would affect the ability of the Borrower to repay any advances made by the Bank hereunder or any other of the Borrower's obligations hereunder or of such guarantor to perform under its guaranty.

I. Guaranty. Any [illegible] the indebtedness of the Borrower to the Bank, at any time after the execution and delivery of such guaranty and for any reason other than satisfaction in full of all indebtedness incurred hereunder, ceases to be in full force and effect or is declared to be null and void; or the validity or enforceability thereof is contested in a judicial proceeding; or any guarantor denies that it has any further liability under such guaranty; or any guarantor defaults in any provision of any guaranty; or any financial information provided by any guarantor is false or misleading in any material respect.

J. Death. The Borrower or any guarantor dies; if the Borrower is a sole proprietorship, any owner dies; if the Borrower is a trust, a trustor dies; if the Borrower is a partnership, any general partner dies; or if the Borrower is a corporation, any principal officer or majority stockholder dies.

K. Government Action. Any government authority takes action that the Bank believes materially adversely affects the Borrower's or any guarantor's financial condition or ability to repay.

L. Default in Security Documents. a default shall occur in any document or instrument provided by the Borrower to the Bank in connection with the security provided the Bank pursuant to Section V.A. herein.

M. Collateral Value. The Credit Limit, if a Line, or the principal balance, if a Loan equals or exceeds the collateral value.

N. Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Line or Loan.

O. Bank Remedies. If the Borrower is in default the Bank may also without prior notice do any one or more of the following: (a) exercise any remedies available to a secured party under the Uniform Commercial code or any other applicable law; (b) proceed in the foreclosure of its security interest in the property described in the paragraph entitled "Security"; (c) sell or otherwise dispose of the property at public or private sale, upon terms and in such manner as it may determine and it may purchase same at such sale; (d) refrain from disposing of the property and continue to maintain possession of the property for such time as it deems appropriate and the Borrower takes the risk of any depreciation in the value of the property pending disposition; or
   (e) transfer any of the property into the name of the Bank or the Bank's nominee.

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X. MISCELLANEOUS PROVISIONS
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A. Failure or Indulgence Not Waiver. No failure of delay on the part of the
   Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

B. Other Agreements. Nothing herein shall in any way limit the effect of the conditions set forth in any security or other agreement executed by the Borrower, but each and every condition hereof shall be in addition thereto.

C. Governing Law and Waiver. The Borrower understands and agrees that (1) this Agreement will be governed by and interpreted in accordance with the laws of the State of California; and (2) the Borrower waives its right, under Section 1808.21 if the California Vehicle Code, to the confidentiality of its residence address in the records of the Department of Motor Vehicles if required by the Bank in enforcing this Agreement.

D. Severability. In any provision of this Agreement us held to be unenforceable such determination shall not affect the validity of the remaining provisions of this Agreement.

E. Successors and Assigns. This Agreement is binding on the Borrower's and the Bank's successors and assigns, The Borrower agrees that it may not assign this Agreement without the Bank's prior consent.

F. Hazardous Waste Indemnification. The Borrower will indemnify and hold harmless the Bank from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to attorney's fees (including the reasonable estimates of the allocated cost of in-house counsel and staff). The indemnity extends to the Bank, its parents, subsidiaries, and all of their directors, officers, employees, agents, successors, attorneys and assigns. For these purposes the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any federal, state or local law. This indemnity will survive repayment of the Borrower's obligations to the Bank.

G. Multiple Borrowers. If there are two or more Borrowers under this Agreement, each will be individually obligated to replay the Bank in full and all will be obligated together. The Bank may terminate the availability of credit under this Agreement if the Bank receives conflicting instructions from the Borrowers.

H. One Agreement. This agreement and any related security or other agreements required by this Agreement collectively; (1) represents the sum of the understandings and agreements between the Banks and the Borrower concerning this credit: and (2) replace any prior oral or written agreements between the Bank and the Borrower concerning this credit; and (3) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them. In the event of any conflict between this Agreement and any other agreement required by this Agreement, this Agreement will prevail.

I. Change of Terms. The Bank may change any term or condition of this Agreement to the extent permitted by law, by providing written notice to the Borrower. Any such change shall apply to any unpaid balance outstanding under this Agreement as well as any future transactions under this Agreement.

J. Notice. As required herein, notice to the Bank shall be sent to the address shown on the Borrower's latest billing statement, to be effective when received, Any written notice to the Borrower shall be sent to the Borrower's address in the Bank's records, to be effective when deposited in the U.S. mail, postage prepaid, unless otherwise stated in the notice. The Borrower agrees to notify the Bank promptly in writing of a change in the Borrower's mailing address.

K. Costs. If the Bank incurs any expense in connection with administering or enforcing this Agreement, or if the Bank takes collection action under this Agreement. It is entitled to costs and reasonable attorney's fees, including any allocated costs of in-house counsel. At the Bank's option, the Bank may add these costs to the principal amount outstanding under this Agreement.

L. Attorneys' Fees. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees (including any allocated costs of in-house counsel) incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

M. Telephone Monitoring. To the extent not prohibited by law, the Bank's personnel may listen to telephone calls between the Borrower and the Bank's employees for the purpose of monitoring the quality of service the Borrower receives.

N. Cancellation by the Borrower. The Borrower may cancel this Agreement by written notice to the Bank. The Borrower's request will take effect at the time it is received by the Bank. If there is more than one Borrower the Bank may treat a request by one of them under this paragraph as a request by all of them. At the time of cancellation, the outstanding balance, the outstanding balance will be immediately due and payable.

--------------------------------------------------------------------------------

O. Arbitration

   1. This paragraph concerns the resolution of any controversies or claims between the Borrower and the Bank, including but not limited to those that arise from: (a) This Agreement (including any renewals, extensions or modifications of this Agreement); (b) Any document, agreement or procedure related to or delivered in connection with this Agreement; (c) Any violation of this Agreement; or (d) Any claims for damages resulting from any business conducted between the Borrower and the Bank, including claims for injury to persons, property or business interests (torts).

   2. At the request of the Borrower or the Bank, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply despite the provisions in paragraph C., "Governing Law and Waiver," above.

   3. Arbitration proceeding will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration.

   4. For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

   5. If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

   6. The decision that results from an arbitration proceeding may be submitted to an authorized court of law to be confirmed and enforced.

   7. This provision does not limit the right of the Borrower or the Bank to:
   (a) exercise self-help remedies such as setoff; (b) foreclose against or sell any real personal property collateral; or (c) act in a court of law, before, during or after the arbitration proceeding to obtain (i) an interim remedy; and/or (ii) additional or supplementary remedies.

   8. The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the Borrower of the Bank, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit.

--------------------------------------------------------------------------------

This Agreement is effective as of the date stated at the top of the first page.

Top Tier Software Inc

By       /s/ Herb Blumstein                             By ___________________________________________________
  -------------------------------------------------
    Herb Blumstein, Vice President

By ________________________________________________     By ___________________________________________________


By ________________________________________________     By ___________________________________________________


By ________________________________________________     By ___________________________________________________

[logo] Bank of America
================================================================================
                                                              Security Agreement
                                                              (Deposit Accounts)
--------------------------------------------------------------------------------
1.    GRANT OF SECURITY INTEREST.
--------------------------------------------------------------------------------
As Security for any and all indebtedness (as defined below) of

    Top Tier Software Inc
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
("Debtors"), the undersigned

    Top Tier Software Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
("Pledgors") hereby irrevocably and unconditionally grant a security interest in and assign and transfer the Deposit Accounts (as defined below) to Bank of America, National Association ("Security Party").

--------------------------------------------------------------------------------
2.    INDEBTEDNESS.
--------------------------------------------------------------------------------
"Indebtedness means all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of Debtors or any one or more of them to Secured Party, whether voluntary or involuntary, whether due or not due, or whether incurred directly or indirectly or acquired by Secured Party by assignment or otherwise. Unless otherwise agreed in writing, "Indebtedness" shall not include such debts, obligations or liabilities which are or may hereafter be "consumer credit" subject to the disclosure requirements of the Federal Truth-in-Lending law or any regulation promulgated thereunder.

--------------------------------------------------------------------------------
3.    DEPOSIT ACCOUNTS.
--------------------------------------------------------------------------------
For purposes of this Agreement, "Deposit Accounts" means the following deposit account(s) opened by Pledgors with Secured Party, any renewals or rollovers thereof, and any proceeds thereof:

------------------------------------------------------------------------------------------------------
  Deposit Account Number        Open or Issue Date      Current Principal Amount         Maturity Date
  ----------------------        ------------------      ------------------------         -------------
     11421-00993
     11428-00976

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.    NO OTHER SECURITY INTERESTS.
--------------------------------------------------------------------------------
Pledgors hereby represent and warrant to Secured Party that they own each of the Deposit Accounts free and clear of any and all liens, encumbrances, or interest of any third parties other than the security interest of Secured Party.

--------------------------------------------------------------------------------
5.    WITHDRAWALS; RENEWALS; ROLLOVERS.
--------------------------------------------------------------------------------
Pledgors shall not withdraw funds from the Deposit Accounts without Secured Party's prior written consent. Pledgors agree that, upon maturity of any Deposit Account with a maturity date, such Deposit Account shall be renewed at Secured Party's then prevailing rate of interest for successive ninety (90) day periods (or such other time period as may be agreed by Secured Party and Pledgors).

--------------------------------------------------------------------------------
6.    CERTIFICATES.
--------------------------------------------------------------------------------
Upon Secured Party's request, Pledgor shall deliver any certificate evidencing any of the Deposit Accounts to Secured Party, duly endorsed over to Secured Party, as necessary.

--------------------------------------------------------------------------------
7.    INTEREST PAYMENTS
--------------------------------------------------------------------------------
Notwithstanding Secured Party's security interest in the proceeds of the Deposit Accounts, Secured Party will continue to pay to Pledgors interest accruing there under until the occurrence of an Event of Default under this Agreement.

--------------------------------------------------------------------------------
8.    COSTS.
--------------------------------------------------------------------------------
All advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Secured Party by Debtors immediately and without demand, with interest thereon at an annual rate equal to the highest rate of interest of any indebtedness secured by this Agreement. Such costs and attorney's fees shall include, without limitation, the allocated cost of in-house counsel.

--------------------------------------------------------------------------------
9.    EVENTS OF DEFAULT.
--------------------------------------------------------------------------------
At the option of Secured Party and without necessity of demand or notice, all or any part of the indebtedness of Debtors shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events ("Events of Default"); provided, however, that all indebtedness of Debtors automatically shall become immediately due and payable if a bankruptcy petition is filed with respect to any Debtor: (a) failure to keep or perform any of the terms or provisions of this Agreement; (b) default in the payment of principal or interest or any other default with respect to any indebtedness of Debtors; (c) the levy of any attachment, execution or other process against any of the collateral; (d) the death, insolvency, failure in business, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code, of, by, or against any Debtor or Pledgor or any comaker, accommodation maker, surety or guarantor of the indebtedness or any endorser of any note or other document evidencing the indebtedness. Upon the happening of any of the foregoing specified events, any agreement for further financial accommodation by Secured Party shall terminate at its option.

--------------------------------------------------------------------------------
10.   REMEDIES.
--------------------------------------------------------------------------------
Upon the happening of any Event of Default, Secured Party may then exercise as to such collateral all the rights, powers and remedies of an owner and all rights, powers and remedies of a secured party under the California Uniform Commercial Code and other laws, Secured Party may exercise any rights of setoff, without notice, against any funds in any Deposit Account.

-------------------------------------------------------------------------------
11.   WAIVERS.
-------------------------------------------------------------------------------
Pledgors waive any right to require Secured Party to (a) proceed against any person, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in Secured Party's power; and waive any defense arising by reason of disability or other defense of any Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtors or any other person. Pledgors waive any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation, any claim or right off subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute arising from the existence or performance of the Agreement, and Pledgors waive any right to enforce any remedy which Bank now has or may hereafter have against Debtors or against any other person, and waive any benefit of, and any right to participate in, any security now or hereafter held by Security Party. If any Pledgor is not also a Debtor with respect to a specified indebtedness, such Pledgor authorizes Secured Party without notice or demand and without affecting Pledgor's liability hereunder from time to time to: (a) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, such indebtedness or any part thereof, including increase of decrease of a rate of interest thereon; (b) take and hold security, other than the collateral herein described, for the payment of such indebtedness or any part thereof, and exchange, enforce, waive and release the collateral herein described, or any part thereof or any such other security; and (c) release or substitute Debtors, or any of the endorsers or guarantors of such indebtedness or any part thereof, or any other parties thereto.

-------------------------------------------------------------------------------
12.   TRANSFER OF COLLATERAL
-------------------------------------------------------------------------------
Upon the transfer of all or any part of the indebtedness, Secured Party may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Secured Party shall retain all rights and powers hereby given.

--------------------------------------------------------------------------------
13.   CONTINUING AGREEMENT
--------------------------------------------------------------------------------
This is a continuing Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future indebtedness of Debtors, including that arising under successive transaction which shall either continue the indebtedness, increase or decrease it, or from time to time create new indebtedness after all or any prior indebtedness has been satisfied, and notwithstanding the death, incapacity, or bankruptcy of any Debtor, or any other event or proceeding affecting any Debtor.

-------------------------------------------------------------------------------
14.   CONTINUING POWERS
-------------------------------------------------------------------------------
Until all indebtedness shall have been paid in full all rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at the time specified hereunder irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of any Debtor may have ceased.

-------------------------------------------------------------------------------
15.   OTHER RIGHTS.
-------------------------------------------------------------------------------
The rights, powers and remedies given to Secured Party by this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by Secured Party exercising any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and instrument in writing executed by Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

-------------------------------------------------------------------------------
16.   PLEDGORS RESIDENCE.
-------------------------------------------------------------------------------
Each Pledgor represents and warrants that Pledgor resides in, or, if Pledgor is not an individual, has its executive office in the state specified on the signature page hereof. Each Pledgor agrees to give Secured Party at least thirty
(30) days notice before changing its state of residence or chief executive office.

-------------------------------------------------------------------------------
17.   SINGULAR AND PLURAL.
-------------------------------------------------------------------------------
All words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

--------------------------------------------------------------------------------
18.   TERMINATION.
--------------------------------------------------------------------------------
This Security Agreement shall remain in full force and effect until terminated by Secured Party.

--------------------------------------------------------------------------------
19.   CALIFORNIA LAW
--------------------------------------------------------------------------------
This Agreement shall be governed by the laws of the state of California.


IN WITNESS WHEREOF, Secured Party and Pledgors have executed this Agreement as of November 01, 1999.

Top Tier Software Inc


By  /s/ Herb Blumstein                      Pledgor (s) Address:
   -------------------------------
    Herb Blumstein, Vice President          ________________________________
                                            ________________________________
By________________________________          ________________________________
                                            ________________________________

By________________________________


By________________________________


Bank of America, National Association
                                            Bank Address:

                                            Bank of America, N.A.
By    /s/ Annice Pelentay                   Business Lending Services #173B
   -------------------------------          P.O. Box 6012
     Annice Pelentay, AVP                   Pasadena, CA 91102-6012


By________________________________

                 TAXPAYER INFORMATION (OWNER'S CERTIFICATION)

My Taxpayer Identification Number (TIN) to be used for tax reporting purposed is: 77-0461287. Under penalties of perjury, I certify that the taxpayer information provided is true, correct and complete.

X /s/ Armando Castro,                  Secretary
  ---------------------------------------------------------------------
(OWNER'S SIGNATURE (Holder of TIN to be used for tax reporting purposes)

(Check if Applicable)

[_] Exempt Foreign Persons, Individuals. I am neither a citizen nor a resident of, nor am I doing business in the United States, and I have not, and do not plan to be, present in the United States for 183 or more days during the calendar year.

[_] Exempt Foreign Persons, Non-Individuals. The Owner is not a U.S.
    corporation, partnership, estate or trust and the collateral is not effectively connected (related) to any U.S. trade or business the Owner is currently engaged in or plans to engage in during the year. *

[_] I am subject to backup withholding under the provisions of the Internal
    Revenue Section Code 3406 (a)(1)(C) as notified by the Internal Revenue Service.

    * Exempt Foreign Person status is valid for three years, Prior to the third year you will be required to recertify your status as an Exempt Foreign Person.